Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
13. SUBSEQUENT EVENTS
Common Stock Issued
Subsequent to June 30, 2020, 2,442,939 common shares were issued upon the exercise of warrants for gross proceeds of $733,370 and 3,500,000 common shares were issued upon the conversion of common shares equivalents for additional proceeds of $350.
Stock Options
On July 30, 2020, the Company issued 22,425 stock options with an exercise price of CDN $1.266 to a director in exchange for services rendered. The options vest immediately and have a contractual life of 7 years. The Company also issued 1,350,000 options to certain employees of the Company with an exercise price of US $0.962. These options vest 25% annually over four years.
COVID-19
Since December 31, 2019, the outbreak of the novel strain of coronavirus, specifically identified as “COVID-19”, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, continue to cause material disruption to business globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The Company operates from two offices, one in Toronto, Ontario and a second in Chapel Hill, North Carolina. The Company’s offices were temporarily closed in March 2020 while employees continued to work virtually. In June 2020, the Company began cautious and controlled return to offices on an as needed basis and will continue to do so for the foreseeable future. The pandemic, to date, has not had a significant impact on the deliverables by the Company’s suppliers.